SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  July 2, 2001





                             UNION ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)




         Missouri                          1-2967               43-0559760
(State or other jurisdiction            (Commission         (I.R.S. Employer
      of incorporation)                 File Number)        Identification No.)




                 1901 Chouteau Avenue, St. Louis, Missouri 63103
              (Address of principal executive offices and Zip Code)






       Registrant's telephone number, including area code: (314) 621-3222


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ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

           Reference is made to "Rate Matters" in "Management's Discussion and Analysis of Financial Condition and Results of Operations" and Note 2 (Missouri Electric) to the "Notes to Financial Statements" of the Registrant's Form 10-K for the fiscal year ended December 31, 2000; and to "Rate Matters" in "Management's Discussion and Analysis of Financial Condition and Results of Operations" and to Note 5 of the "Notes to Financial Statements (Unaudited)" in the Registrant's Form 10-Q for the quarterly period ended March 31, 2001, for a discussion of matters relating to the expiration on June 30, 2001 of the three-year experimental alternative regulation plan (the Plan) approved by the Missouri Public Service Commission (MoPSC) for the Registrant's Missouri retail electric business.

           With the Plan's expiration on June 30, 2001, on July 2, 2001, the MoPSC staff filed with the MoPSC an excess earnings complaint against the Registrant that proposes to reduce its annual electric revenues ranging from $213 million to $250 million. Factors contributing to the MoPSC staff's recommendation include return on equity (ROE), revenues and customer growth, depreciation rates and other cost of service expenses. The ROE incorporated into the MoPSC staff's recommendation ranges from 9.04% to 10.04%. Evidentiary hearings on the MoPSC staff's recommendation must be conducted before the MoPSC. The MoPSC is not bound by the MoPSC staff's recommendation. Depending on the outcome of the Commission's decision, further appeals in the courts may be warranted. As a result, a final decision on this matter may not occur until 2002. At this time, the Registrant can not predict the outcome of this complaint proceeding, or its impact on the Registrant's financial position, results of operations or liquidity; however, the impact could be material.

In the interim, the Registrant is preparing to vigorously attack the MoPSC staff's recommendation in proceedings before the Commission. In addition, the Registrant expects to continue negotiations with all pertinent parties with the intent to continue with a form of incentive regulation similar to the Plan, which expired on June 30, 2001. The Registrant can not predict the outcome of these negotiations and their impact on the Registrant's financial position, results of operations or liquidity.

Safe Harbor Statement

Statements made in this report, which are not based on historical facts, are "forward-looking" and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such "forward-looking" statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved. These statements include (without limitation) statements as to future expectations, beliefs, plans, strategies, objectives, events, conditions, and financial performance. In connection with the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995, the company is providing this cautionary statement to identify important factors that could cause actual results to differ materially from those anticipated. The following factors could cause results to differ materially from management expectations as suggested by such forward-looking statements: the effects of regulatory actions, including changes in regulatory policy; and legal and administrative proceedings.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            UNION ELECTRIC COMPANY
                                                 (Registrant)


                                         By    /s/ Warner L. Baxter
                                           --------------------------
                                                   Warner L. Baxter
                                            Vice President and Controller
                                            (Principal Accounting Officer)


Date:  July 6, 2001